Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

Supplement dated April 4, 2016 to the

Prospectus, dated February 1, 2016

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus, dated February 1, 2016.

Effective April 15, 2016, the Fund will reopen to new investors.

Effective April 15, 2016, the Prospectus will be amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Fund”, the first paragraph will be deleted in its entirety.

With respect to the sub-section “Other Important Information About the Fund and Its Investment Strategies and Risks” in the section “Additional Information About the Fund”, the heading “Fund Closure” and the subsequent two paragraphs will be deleted in their entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST322